Exhibit 10.23

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION B — SUPPLIES OR SERVICES AND PRICES

     SUBCLIN 000205 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000205			Lot
	INCREMENTAL FUNDING
	CPFF
	INCREMENTAL FUNDING FOR CLIN 0002
	PURCHASE REQUEST NUMBER: W71B7J-5031-H342
	ROBERT REAMS, 301-394-3135
				ESTIMATED COST	$0.00
				FIXED FEE	$0.00

				TOTAL EST COST + FEE	$0.00
	ACRN AN Funded Amount				$3,508,000.00

FOB: Destination

SECTION E — INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 000205:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Technical Office was added for SUBCLIN 000205:
US ARMY RESEARCH LABORATORY
ROBERT REAMS
2800 POWDER MILL ROAD
ADELPHI MD 20783-1197

SECTION F — DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0002 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 20-SEP-2002 TO	N/A	US ARMY RESEARCH LABORATORY	W71B7J
30-OCT-2004		ROBERT REAMS
2800 POWDER MILL ROAD
ADELPHI MD 20783-1197
301-394-3135
FOB: Destination

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 30-OCT-2004 TO	N/A	US ARMY RESEARCH LABORATORY	W71B7J
01-OCT-2006		ROBERT REAMS
2800 POWDER MILL ROAD
ADELPHI MD 20783-1197
301-394-3135
FOB: Destination

The following Delivery Schedule item has been added to SUBCLIN 000205:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

01-OCT-2006		US ARMY RESEARCH LABORATORY	W71B7J
ROBERT REAMS
2800 POWDER MILL ROAD
ADELPHI MD 20783-1197
301-394-3135
FOB: Destination

SECTION G — CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

     As a result of this modification, the total funded amount for this document was increased by $3,508,000.00 from $20,258,620.74 to $23,766,620.74.

SUBCLIN 000205:
Funding on SUBCLIN 000205 is initiated as follows:

     ACRN: AN

     Acctng Data: 974040013010RPARGO4H20D281000255YANRE00W71B7J5031H3424N9EKKS18129

     Increase: $3,508,000.00

     Total: $3,508,000.00

(End of Summary of Changes)